SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

July 6, 2007
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

120 Genesis Boulevard, Bridgeport, WV  26330
Address of Principal Executive Offices

304-842-3597
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 8.01	Other Events

Petroleum Development Corporation (PETD) today announced that on July 5, 2007 the Company received confirmation from NASDAQ Listing Qualifications Panel of the Company's compliance with all NASDAQ marketplace rules. Accordingly, the Panel determined to continue the listing of the Company's securities on the NASDAQ Global Select Market.

A copy of the Press Release associated with this announcement is attached herein as Exhibit 99.1.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.

PRESS RELEASE:

Petroleum Development Corporation Receives Confirmation of Compliance with NASDAQ Rules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	July 9, 2007

By:	/s/ Richard, W. McCullough
Richard W. McCullough
Chief Financial Officer